Exhibit (16)

TORTOISE CAPITAL SERIES TRUST

Tortoise Global Water Fund
Tortoise North American Pipeline Fund
Tortoise Energy Fund
Tortoise Energy Infrastructure Total Return Fund

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that as of the date hereof the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Tom Florence, Diane Bono and Jeffrey Kruske, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to execute one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, relating to the above-referenced series of Tortoise Capital Series Trust, including any amendment or amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand as of the date below.

DATED: January 22, 2025
/s/ Keith Fletcher
Keith Fletcher

TORTOISE CAPITAL SERIES TRUST

Tortoise Global Water Fund
Tortoise North American Pipeline Fund
Tortoise Energy Fund
Tortoise Energy Infrastructure Total Return Fund

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that as of the date hereof the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Tom Florence, Diane Bono and Jeffrey Kruske, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to execute one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, relating to the above-referenced series of Tortoise Capital Series Trust, including any amendment or amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand as of the date below.

DATED: January 22, 2025
/s/ Andrew Iseman
Andrew Iseman

TORTOISE CAPITAL SERIES TRUST

Tortoise Global Water Fund
Tortoise North American Pipeline Fund
Tortoise Energy Fund
Tortoise Energy Infrastructure Total Return Fund

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that as of the date hereof the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Tom Florence, Diane Bono and Jeffrey Kruske, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to execute one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, relating to the above-referenced series of Tortoise Capital Series Trust, including any amendment or amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand as of the date below.

DATED: January 22, 2025
/s/ John Maxwell
John Maxwell

TORTOISE CAPITAL SERIES TRUST

Tortoise Global Water Fund
Tortoise North American Pipeline Fund
Tortoise Energy Fund
Tortoise Energy Infrastructure Total Return Fund

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that as of the date hereof the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints Tom Florence, Diane Bono and Jeffrey Kruske, or any of them, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities to execute one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, relating to the above-referenced series of Tortoise Capital Series Trust, including any amendment or amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as all intents and purposes as she might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set her hand as of the date below.

DATED: January 22, 2025
/s/ Carrie Ramirez Schoffman
Carrie Ramirez Schoffman